The CLS AdvisorOne Funds

                                 Annual Report

                                 April 30, 1998

                   Clark Lanzen Skalla Investment Firm, Inc.

                              CLS AdvisorOne Funds



                                    CONTENTS


                                 Fund Objectives
                                        3

                           Letter to the Shareholders
                                        4

                                Economic Overview
                                        5

                               Performance Review
                                        6

                          Manager's Profile: Ron Baron
                                       10

                       Portfolio of Investments (Amerigo)
                                       12

                       Portfolio of Investments (Clermont)
                                       14

                      Statements of Assets and Liabilities
                                       17

                            Statements of Operations
                                       18

                       Statements of Changes in Net Assets
                                       19

                              Financial Highlights
                                       20

                          Notes to Financial Statements
                                       21

                          Independent Auditors' Report
                                       24

[LOGO] Compass


FUND OBJECTIVES
---------------

     THE AMERIGO FUND'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND LONG-TERM GROWTH OF CAPITAL WITHOUT REGARD TO CURRENT INCOME.

     THE CLERMONT FUND'S INVESTMENT OBJECTIVE IS GROWTH OF CAPITAL AND A REASONABLE LEVEL OF CURRENT INCOME.



     CLS AdvisorOne Funds is a FUND OF FUNDS that monitors the vast universe of mutual funds and determines who are the best managers and which funds are currently earning the best returns considering the amount of risk. Then, CLS AdvisorOne Funds attempts to build a portfolio of some of the very best funds available, and puts it all together so you only have to make one choice. You no longer have to limit yourself to one or two mutual fund families. You can build a disciplined, diversified portfolio with one investment decision. CLS AdvisorOne Funds is a simple solution to a challenging investment world.

F R O M   T H E   P R E S I D E N T . . .


Dear Fellow Shareholder,

Since last July, the CLS AdvisorOne Funds have had many successes. While our goals for the Amerigo Fund and the Clermont Fund are long-term, it is satisfying to end our first year with such positive accomplishments.

Without actively marketing, we have managed to gain some media access, such as the January issue of FINANCIAL PLANNING, and hope to continue such exposure. Meanwhile, the FUND OF FUNDS vehicle has been very successful in providing CLS AdvisorOne clients special access to: load funds at net asset value, institutional funds, funds which have been closed to new investors, closed-end funds and funds with $1,000,000 minimums. We seek to offer access to some of the top fund managers. As well, we have the freedom to reallocate our clients' portfolios as often as necessary without incurring extra expenses for such trading.

The effectiveness of the CLS AdvisorOne Funds' investment methodology was put to the test by Asia's continued economic crises. As you may know, our methodology rests on three important fundamentals: core holdings, asset class rotation, and risk reduction. While our positions included exposure to international funds, the funds still offered returns of 14.11% (Amerigo Fund) and 9.84% (Clermont
Fund).

While such positive results are very pleasing, growth has also come on other fronts. At the time of this writing, a total of 32 broker/dealers have signed agreements to work with the CLS AdvisorOne Funds. Since the last report, we've completed the process to get the funds approved in all fifty states. We remain confident in our ability to put forth maximum effort on behalf of the shareholders of the CLS AdvisorOne Funds.

In this report you will find a performance review, accompanying discussion and a portfolio break-out for each fund. In addition, we profile Ron Baron, one of our chosen fund managers; and finally, we offer an economic perspective on the period since our last report. Thank you for your investment in the CLS AdvisorOne Funds. If you have any questions about this report, please call (800) 635-3427.


/s/ W. Patrick Clark
-------------------------------
W. Patrick Clarke
President, CLS AdvisorOne Funds


[LOGO] Compass

ECONOMIC OVERVIEW

The economic and financial conditions over the last six months were quite positive. Despite some general concerns over Asia and possible domestic wage pressure, the U.S. economy had rarely seen better times. Gross Domestic Product, the best measure of economic growth, finished 1997 with a 3.8% increase, and rose at a robust 4.2% annual rate in the first quarter of 1998.

The problems in Asia slowed some areas of U.S. growth, shown by weak exports and high trade deficits. Fortunately, those problems were offset by strength in other areas of the economy. Consumers fueled the growth with a wave of spending and refinancing. They pushed Consumption Spending and Housing Starts to big increases. Manufacturers sent Durable Goods Purchases to the highest rate in 15 years. In a way, the Asian crisis actually stimulated the domestic economy by keeping prices and interest rates low.

Despite the strong growth and high consumer spending, inflation remained surprisingly calm. The Consumer Price Index rose only 1.7% for all of 1997, and an almost unbelievably low 0.2% annualized rate during the first quarter of 1998. The Commerce Department's best gauge of inflation reflected a level not seen since 1954. Basically, inflation was almost nonexistent.

The Federal Reserve worried that pressure to increase wages could ignite inflation. Fortunately, such an occurrence did not develop. In fact, employers' labor costs continued to grow only at low levels. Workers, in turn, benefited as the very low inflation allowed Real Wages (wages adjusted for inflation) to be at their highest level since 1986.

Solid corporate earnings and low inflation provided the fundamental strength for the stock market. All the major equity indexes, from the `blue-chip' Dow Jones Industrial Average to the `small company' Russell 2000, were at or near record highs. Stocks were bolstered by large-scale merger announcements. Another boost came from pharmaceutical stocks as a series of important new products came to market, or were in rapid development.

Europe dominated the international equity arena. Mutual funds investing in Europe were among the best performing funds. In addition, 11 nations of the European Union finalized plans to switch to a new currency in 1999. It will be called the "Euro" and will replace their current domestic currencies. It should provide for easier trading and increased competition.

Although Asia still lagged, the situation did improve. Assistance and reforms from the International Monetary Fund helped several countries stabilize their currency. International observers welcomed additional economic reforms in Japan that included tax-cuts. It is hoped Japanese consumers, with more of their own money to keep, and therefore spend, will be able to help the Japanese economy recover from its slump.

Much of America's focus is on the Federal Reserve and its next course of action or inaction. The Fed has not raised interest rates since early 1997. The economy continues to put pressure on them to "tap the brakes" and slow it down before inflation gets rolling. A Fed rate hike would undoubtedly have a negative short-term effect on the stock market. In addition, we are very far along in the current business cycle. In fact, it is on the verge of being the longest expansion ever. We should be prepared for some slowdown in the economy and the stock market. However, as long as corporate earnings remain solid and inflation remains low, the long-term outlook should continue to be positive.

PERFORMANCE

The total return for CLS AdvisorOne Funds since July 14, 1997 through April 30, 1998 was presented as a bar graph:

FUND                TOTAL RETURN
----                ------------

Clermont                9.84%

Amerigo                14.11%


A M E R I G O   F U N D   R E V I E W

The total return for the Amerigo Fund since inception on July 14, 1997 through April 30, 1998 was 14.11%. (The Advisor has chosen to cap the expenses at 1.15%. Without that cap the performance calculation would be different.) During this time period the S&P 500 Composite Stock Price Index rose 22.46% and the average Multi-Asset Global mutual fund monitored by Morningstar, Inc. rose 6.23%.*

Because the Amerigo Fund owns small-, mid- and large- cap funds, as well as international funds and bond funds, there is no perfect performance benchmark for the Amerigo Fund. Over the long term, our goal is to outperform the broad U.S. stock market. However, there will be many time periods when this is not the case. These time periods will occur whenever the large, blue chip U.S. companies are leading the way.


SOME OF THE BEST PERFORMING FUNDS AMERIGO HAS OWNED ARE AS FOLLOWS:

                              SINCE          PAST
                              7/14/97      6 MONTHS

Rydex Nova                    +27.27%      +30.31%
Turner Small Cap Equity       +24.11%      +17.17%
Federated Int'l Small Co.     +22.95%      +27.30%
Rydex OTC                     +19.99%      +22.64%
Oakmark Select                +32.65%      +19.88%


Since the Fund's inception on July 14, 1997, these very large U.S. companies have been among the best places in the world to invest. The Amerigo Fund had significant exposure to these types of companies during this time period. The fund also had exposure to small company stocks and international stocks. This is by design as Amerigo is an asset allocation fund diversifying its assets across many different asset classes. The International funds Amerigo owns have underperformed the U.S. market as international markets, especially Asia, suffered substantially due to the Asian currency crises. Although we did have some exposure to Asian markets, the positions held were minor in comparison to the overall portfolio. The reason the fund is diversified is to lessen the amount of risk exposure. Since its inception, the Amerigo Fund has taken significantly less risk than the S&P 500 (see beta chart for Amerigo and Clermont funds on next page) while still maintaining very good performance.**

** PAST PERFORMANCE DOES NOT GUARANTEE FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

*STANDARD & POOR'S 500: is an unmanaged group of securities considered to be representative of the stock market in general. An investment cannot be made directly in an index. (Beta comparisons are used for Equities). This index is widely used by professional traders as a performance benchmark and is considered more representative of the US stock market than the DJIA.

MORGAN STANLEY EUROPE-AUSTRALIA-FAR EAST (EAFE) INDEX: is compiled from 18 other stock market indexes. It is generally used as a measure of stock market performance outside of the US.

MULTI ASSET GLOBAL: Funds that seek total returns by investing in varying combinations of equities, fixed income securities, and other asset classes. These funds may invest a significant portion of assets in securities of foreign issuers.

P E R F O R M A N C E   R E V I E W

C L E R M O N T   F U N D   R E V I E W

The total return for the Clermont Fund from inception on July 14, 1997 through April 30, 1998 was 9.84%. During this time period, the S&P 500 Composite Stock Price Index rose 22.46% and the average Multi-Asset Global mutual fund monitored by Morningstar, Inc. rose 6.23%.

From inception on July 14, 1997, the Clermont Fund has held an average weighting of 65% equities and 35% bonds. The bond weightings helped to stabilize the portfolio last fall during periods of market weakness brought on by the effects of the Asian currency crises. However, during 1998, the bond position has been a drag on the performance of the fund as equities have far and away outperformed bonds. The bond weighting in the Clermont Fund is by design and we will always have a portion of the portfolio in bonds in order to reduce the risk level and the day-to-day volatility of the fund. This is a plus when the markets are moving down or sideways, but it may cause underperformance when the markets are moving steadily higher.

SOME OF THE BEST PERFORMING FUNDS HELD BY CLERMONT DURING THIS TIME PERIOD WERE AS FOLLOWS:

                                     Since          Past
                                    7/14/97       6 MONTHS

Rydex Nova                          +27.27%       +30.31%
Baron Growth & Income               +19.03%       +10.89%
Tweedy Browne Global Value          +17.42%       +19.32%
Oakmark                             +18.47%       +15.45%
Invesco Total Return                +16.14%       +13.48%


R I S K   R E D U C  T I O N

One of the key features of both the Amerigo Fund and the Clermont Fund is the attention to risk that is given in managing the funds. Both funds are designed to provide favorable return while taking only a moderate amount of risk. The Amerigo Fund is designed to take more risk than the Clermont Fund; therefore, its returns during up markets are expected to be above those of the Clermont Fund. Conversely, in a down market the Clermont Fund may retain more of its value than the Amerigo Fund.

                   AMERIGO BETA            CLERMONT BETA
                    .760 (***)              .557 (***)

--------------------------------------------------------------------------------

(***) BETA IS THE MEASURE THAT ANALYZES THE MARKET RISK OF AN INVESTMENT, SHOWING HOW RESPONSIVE A FUND IS TO A GIVEN MARKET INDEX (S&P 500 BETA=1.00). A FUND WITH A BETA GREATER THAN 1.00 TAKES MORE RISK THAN THE INDEX, WHILE A BETA OF LESS THAN 1.00 TAKES LESS RISK.

TO ILLUSTRATE HOW THE FUNDS ARE PRESERVING SHAREHOLDER VALUE DURING MARKET DECLINES, WE HAVE INCLUDED A CHART THAT COMPARES THE PERFORMANCE OF THE AMERIGO AND CLERMONT FUNDS TO THE MARKET ON THE WORST DOWN DAYS FOR THE MARKET OVER THE PAST NINE MONTHS.

The following information was presented as a series of bar graphs:


DATE           AMERIGO   CLERMONT   DOW POINTS      DOW     S&P 500   NASDAQ

8/08/97        -0.87%    -0.98%       -157        -1.91%    -1.86%    -1.58%

8/14/97        -1.08%    -0.99%       -247        -3.11%    -2.59%    -1.55%

10/22/97       -1.79%    -1.16%       -187        -2.33%    -1.84%    -2.16%

10/27/97       -4.91%    -3.24%       -554        -7.18%    -6.87%    -7.02%

11/12/97       -1.40%    -0.90%       -157        -2.08%    -1.93%    -2.72%

12/11/97       -1.39%    -0.79%       -130        -1.63%    -1.53%    -2.38%

1/09/98        -2.41%    -1.30%       -222        -2.85%    -2.97%    -3.36%

3/23/98         0.27%     0.00%        -90        -1.01%    -0.33%     0.19%

4/22-28/98     -3.54%    -2.47%       -278        -3.03%    -4.02%    -4.48%

P E R F O R M A N C E   R E V I E W


The following information was presented as a line graph:

     (BELOW) CLS ADVISORONE FUNDS VS. S&P 500 COMPOSITE STOCK PRICE INDEX, MORNINGSTAR'S MULTI ASSET GLOBAL FUND AND EAFE (7/97 - 4/98)

               AMERIGO   CLERMONT  S&P 500   EAFE      MS Multi Asset
               -------   --------  -------   ----      --------------
07/14/97       $10,000   $10,000   $10,000   $10,000   $10,000
07/31/97        10,210    10,200    10,387     9,951    10,161
08/31/97         9,950     9,930     9,805     9,208     9,826
09/30/97        10,500    10,300    10,342     9,723    10,232
10/31/97        10,060     9,980     9,996     8,976     9,826
11/30/97         9,989    10,010    10,459     8,884     9,784
12/31/97        10,156    10,172    10,639     8,961     9,831
01/31/98        10,126    10,223    10,757     9,371     9,897
02/28/98        10,808    10,629    11,533     9,972    10,236
03/31/98        11,321    10,994    12,123    10,280    10,539
04/30/98        11,411    10,984    12,246    10,361    10,623


Both the Amerigo and the Clermont Funds are well positioned for the coming six months. The CLS AdvisorOne Funds seeks to use funds managed by some of the best fund managers in the business. The FUND OF FUNDS concept makes a great deal of sense because we can select funds managed by some of the top fund managers and put them together into one diversified fund. You achieve instant diversification and access to some of the best managers in the business. Many of these managers are not available to retail customers, however, you gain access to them through the Fund of Funds vehicle.

CLS AdvisorOne Funds Annual Report April 30, 1998

M A N A G E R   P R O F I L E

RON BARON, BARON FUNDS


IN THE LAST CLS ADVISORONE FUNDS SEMIANNUAL REPORT (OCTOBER 31, 1997) RANDY SKALLA, CHIEF INVESTMENT OFFICER OF CLARKE LANZEN SKALLA INVESTMENT FIRM, INC., DISCUSSED CLS' STRATEGY FOR DECIDING WHICH FUNDS TO BUY FOR AMERIGO AND CLERMONT. THROUGH EACH REPORT, WE WILL TRY TO GIVE YOU A BETTER IDEA OF WHO IS HELPING US MANAGE YOUR MONEY BY PROFILING ONE OF THE MANAGERS WE CURRENTLY USE. WE WILL BEGIN BY PROFILING RON BARON.

Ron Baron is a fund manager we currently use in both the Amerigo and Clermont funds. For Amerigo, we use the more aggressive Baron Asset Fund, and for Clermont we use the more conservative Baron Growth & Income Fund. The Baron Fund has a 24.56% annualized rate of return over the past five years, and a 18.73% return for the past 10 years. The Growth & Income Fund, which has existed for a little under three years, has an annualized rate of return of 35.52% since inception.

Based upon his track record to date, Ron Baron is among the best Small Company Growth managers in the world. At 53 years of age, he has been managing money for more than 25 years. He has been managing money in the Baron Funds since 1987, accumulating more than $2.5 billion in assets. Baron has a long-term focus when it comes to managing his funds. He looks for growth companies he believes will appreciate by at least 50% within a two-year time span. It is also important that the companies he buys have strong leadership among their management, as well as healthy balance sheets and sound business strategies. Portfolio turnover at the Baron Funds is relatively low because Baron likes to hold his stocks for

CLS AdvisorOne Funds Annual Report April 30, 1998

RON BARON


many years. An example of a company that both funds have held for many years which has been very profitable is Charles Schwab. The Baron fund first purchased Schwab back in 1992 for $6 per share. Today, it is trading around $36.

Ron Baron is an extremely hard worker with a passion for investing and a daily planner bursting at the seams. He will put in, on average, a 70 hour work week. In an average year, he will meet with managers of more than 600 companies. When asked about his relentless meeting schedule, Baron responds, "With small firms, one or two key individuals can be the difference between success and failure. I want to get a feel for those individuals." Ron Baron usually has no trouble emerging from these meetings with the answers he was looking for. He is described by MONEY as the most relentless inquisitor this side of Ted Koppel (Money, October 1996).

Ron Baron's stated money management goal is to double his shareholders' money every three to five years. So far, he has delivered on this promise, and there is every reason to believe he will keep on delivering in the future. With such a determined philosophy, and the ability to reach his goals, the CLS AdvisorOne Funds will continue to rely on Ron Baron.

CLS AdvisorOne Funds likes Ron Baron as a money manager because he is a confident, independent thinker who is willing to take big positions in companies he believes in. He has shown himself to be an excellent stock picker and an extremely hard worker, willing to do what it takes to understand thoroughly the companies he is buying. For these reasons, the Baron Fund and the Baron Growth & Income Fund are core holdings in the CLS AdvisorOne Funds.

The following information was presented on pages 12 and 13 of the report:


                              CLS AdvisorOne Funds
                            PORTFOLIO OF INVESTMENTS
                                 April 30, 1998

                         T H E   A M E R I G O   F U N D

Mutual Funds
                                                                                % OF
LARGE CAP VALUE                                                     SHARES   NET ASSETS      VALUE

Fidelity Advisor Growth Opportunities I Fund                        14,821     9.12%     $ 689,038
Warburg Pincus Growth and Income Fund                               18,422     4.50%       340,068
Neuberger & Berman Partners Fund                                     3,607     1.39%       105,134

LARGE CAP GROWTH
Masters' Select Equity Fund                                         40,143     7.35%       555,176
Rydex OTC Fund (#)                                                  18,860     7.06%       533,360
Rydex Nova Fund (#)                                                 15,363     6.14%       464,125

MID CAP VALUE
Oakmark Select Fund (#)                                             35,941     9.20%       695,460
Neuberger & Berman Genesis Fund (#)                                 33,584     7.55%       570,262
Baron Asset Fund (#)                                                 8,844     6.16%       465,299

SMALL CAP VALUE
Heartland Value Plus Fund                                           41,175     9.12%       689,270
Barr Rosenberg U.S. Small Capitalization Fund -- Advisor Class(#)   20,450     2.68%       202,453
Robertson Stephens Partners Fund                                     3,386     0.80%        60,643
Heartland Small Cap Contrarian Fund                                    374     0.07%         5,041

SMALL CAP GROWTH
TIP Funds Turner Small Cap Equity Fund (#)                          9,856      3.73%       281,878

BONDS
Strong High Yield Bond Fund                                         15,958     2.55%       192,938

INTERNATIONAL STOCK
Janus Overseas Fund                                                 37,345    10.07%       761,090
Federated International Small Company Fund -- Class A (#)           18,468     4.57%       345,356
SSgA Emerging Markets Fund                                          15,077     2.17%       164,187
Templeton Developing Markets Trust -- Advisor Class                  7,183     1.29%        97,397

TOTAL MUTUAL FUNDS (Cost $6,506,397)                                          95.52%     7,218,175
                                                                              ------     ---------

Money Market Mutual Funds                                          200,000     2.65%       200,000
Alliance Prime Portfolio

Total Money Market Mutual Funds (Cost $200,000)                                2.65%       200,000
                                                                               -----     ---------
TOTAL INVESTMENTS (COST $6,706,397)                                           98.17%     7,418,175
                                                                              ------     ---------

Other Assets in Excess of Liabilities                                          1.83%       139,357
                                                                               -----       -------

TOTAL NET ASSETS                                                                100%    $7,557,532
                                                                                ====    ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

(#) REPRESENTS NON-INCOME PRODUCING SECURITIES

The following information was                  The Amerigo Fund's Investment
presented as a pie chart:                      Style % in U.S. stock funds
                                               April 30, 1998:
COMPOSITION %
-------------                                  VALUE  BLEND  GROWTH

Composition % based on                         15.01%        20.55%    LARGE
holdings of underlying
funds at April 30, 1998.                       22.91%                  MEDIUM

U.S. Stocks             64.7%                  12.67%         3.73%    SMALL
International Stocks    21.0%
Cash                     8.4%
Bonds                    4.3%
Other                    0.7%

The following information was presented on pages 14 and 15 of the report:


                              CLS AdvisorOne Funds
                            PORTFOLIO OF INVESTMENTS
                                 April 30, 1998

                       T H E   C L E R M O N T   F U N D


Mutual Funds                                                                           % OF
                                                                        SHARES      NET ASSETS      VALUE
LARGE CAP VALUE
Oakmark Fund                                                            13,754        13.63%       $605,311
Invesco Total Return Fund                                               14,919        10.60%        470,559
Invesco Financial Strategic Utilities Fund                              10,680         3.53%        156,677

LARGE CAP GROWTH
Rydex Nova Fund (#)                                                      6,915         4.70%        208,893

MID CAP GROWTH
Baron Growth & Income Fund                                               9,142         5.52%        245,182

SMALL CAP VALUE
Third Avenue Value Fund                                                 10,200         7.87%        349,252
Oakmark Small Capital Fund (#)                                           6,552         3.05%        135,306
Barr Rosenberg U.S. Small Capitalization Fund - Advisor Class (#)       10,958         2.44%        108,482

BONDS
Strong Corporate Bond Fund                                              39,785        10.06%        446,787
Fidelity Advisor High-Yield Fund                                        29,546         8.54%        379,368
Berwyn Income Fund                                                      15,736         4.55%        202,046

INTERNATIONAL STOCK
Tweedy Browne Global Value Fund                                         37,930        16.25%        721,423
Oakmark International Small Cap Fund                                    15,111         3.20%        141,892
Brinson Global Equity Fund                                                             3.11%        138,017


Total Mutual Funds (Cost $4,041,863)                                                  97.05%      4,309,195
                                                                                      ------      ---------

Other Assets in Excess of Liabilities                                                  2.95%        131,359
                                                                                       -----        -------

TOTAL NET ASSETS                                                                        100%     $4,440,554
                                                                                        ====     ==========

(#) REPRESENTS NON-INCOME PRODUCING SECURITIES

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

The following information was                  The Clermont Fund's Investment
presented as a pie chart:                      Style % in U.S. stock funds
                                               April 30, 1998:
COMPOSITION %
-------------                                  VALUE  BLEND  GROWTH

Composition % based on                         27.76%         4.70%    LARGE
holdings of underlying
funds at April 30, 1998.                                      5.52%    MEDIUM

U.S. Stocks             43.9%                  13.36%                  SMALL
Bonds                   24.5%
International Stocks    17.9%
Cash                    10.7%
Other                    3.0%

                      (This page intentionally left blank)

                              CLS AdvisorOne Funds

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 April 30, 1998

                                                    The            The
                                                  Amerigo        Clermont
                                                   Fund            Fund
Assets:

Investments, at market value
      (cost $6,706,397 and $4,041,863,
      respectively)                             $7,418,175      $ 4,309,195
Cash                                               125,310          105,904
Receivable from advisor                             29,749           27,805
Unamortized organization costs                      43,709           43,709
Prepaid expense and other assets                     2,723            2,723
Total Assets                                     7,619,666        4,489,336

Less Liabilities:

Management fees payable                             32,144           21,799
Other accrued liabilities                           29,990           26,983
Total Liabilities                                   62,134           48,782

Net Assets                                     $ 7,557,532      $ 4,440,554
                                               ===========      ===========

Components of Net Assets:

Capital                                        $ 6,782,973      $ 4,160,163
Accumulated undistributed
      net investment income                            ---            1,247
Accumulated undistributed
      net realized gains                            62,781           11,812
Net unrealized appreciation of investments         711,778          267,332
TOTAL NET ASSETS                                $7,557,532       $4,440,554
                                                ==========       ==========

Capital Stock Outstanding                          664,460          410,965
                                                   =======          =======

Net Asset Value -- Offering and                     $11.37           $10.81
Redemption Price Per Share                          ======           ======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS AdvisorOne Funds

                            STATEMENTS OF OPERATIONS
           For the Period from July 14, 1997* through April 30, 1998

                                                      The            The
                                                     Amerigo       Clermont
                                                      Fund           Fund
Investment Income:

Dividends                                            $42,300        $79,860
Total Investment Income                               42,300         79,860

Expenses:

Investment advisory fees                              32,144         21,799
Audit fees                                             9,891          9,910
Custodian fees                                         5,525          4,002
Trustee fees                                          10,387         10,335
Legal expense                                          4,802          4,802
Amortization of organization expense                   8,423          8,423
Transfer agent fees                                   14,373         13,659
Fund accounting fees                                  15,932         15,932
Administrative fees                                   23,897         23,897
Printing and postage expense                          12,155         12,155
Registration                                           1,342          1,342
Miscellaneous expenses                                 4,349          2,906
TOTAL EXPENSES BEFORE VOLUNTARY EXPENSE
      REDUCTIONS AND REIMBURSEMENTS                  143,220        129,162
                                                     -------        -------
Expenses voluntarily reduced                         (3,028)        (3,028)
Reimbursement of expenses by advisor               (102,771)      (101,142)

Net Expenses                                          37,421         24,992

Net Investment Income                                  4,879         54,868

Realized and Unrealized Gains from Investments:

Net realized gains from investment transactions       62,781         11,812
Net increase in unrealized appreciation
     of investments                                  711,778        267,332
Net Realized and Unrealized Gains
     from Investments                                774,559        279,144

Net Increase in Net Assets Resulting
     from Operations                               $ 779,438      $ 334,012
                                                   =========     ==========


* Date of commencement of operations
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS AdvisorOne Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
           For the Period from July 14, 1997* through April 30, 1998

                                                      The            The
                                                     Amerigo       Clermont
                                                      Fund           Fund
Increase In Net Assets:

Operations:

Net investment income                                 $ 4,879       $ 54,868
Net realized gains from
         investment transactions                       62,781         11,812
Net increase in unrealized
         appreciation of investments                  711,778        267,332

Net Increase in Net Assets Resulting
         from Operations                              779,438        334,012

Dividends and Distributions to Shareholders:

From net investment income                            (4,879)       (53,621)
In excess of net investment income                   (12,682)            --
Net Decrease in Net Assets Resulting
         from Dividends and Distributions
         to Shareholders                             (17,561)       (53,621)

Capital Transactions:

Proceeds from shares subscribed                     7,093,071      4,416,816
Reinvestment of dividends                              17,561         53,621
Cost of shares redeemed                             (364,977)      (360,274)

Net Increase in Net Assets Resulting
         from Capital Transactions                  6,745,655      4,110,163

Net Increase In Net Assets                          7,507,532      4,390,554

Net Assets - Beginning of Period                       50,000         50,000

NET ASSETS - END OF PERIOD                        $ 7,557,532    $ 4,440,554
                                                  ===========    ===========

Share Transactions:

Subscribed                                            692,016        435,133
Reinvested                                              1,735          5,288
Redeemed                                             (34,291)       (34,456)

Net Increase in Shares Outstanding                    659,460        405,965
                                                      =======        =======

*  Date of commencement of operations
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                              CLS AdvisorOne Funds

                              FINANCIAL HIGHLIGHTS
            For the Period from July 14, 1997* through April 30, 1998

                                                   The             The
                                                  Amerigo        Clermont
                                                   Fund            Fund

Net Asset Value, Beginning of Period              $ 10.00         $ 10.00

Investment Operations:

Net investment income                                0.02            0.17
Net realized and unrealized gains
  from investments                                   1.39            0.80

Total                                                1.41            0.97

Distributions:

From net investment income                         (0.02)          (0.16)
In excess of net investment income                 (0.02)             --

Total                                              (0.04)          (0.16)

Net Asset Value, End of Period                    $ 11.37         $ 10.81

Total Return
                                                14.11%(1)        9.84%(1)
Ratios/Supplemental Data:

Net assets, end of period
Ratio of expenses to average net assets       $ 7,557,532     $ 4,440,554
Ratio of net investment income to                1.15%(2)        1.15%(2)
      average net assets
Ratio of expenses to average net                 0.15%(2)        2.53%(2)
      assets, before voluntary expense
      reductions and reimbursements
Ratio of net investment income (loss)            4.45%(2)        5.95%(2)
      to average net assets before voluntary
      expense reductions and reimbursements
Portfolio turnover rate                        (3.15%)(2)      (2.27%)(2)
                                                14.36%(1)       22.24%(1)

(1)      Not annualized.
(2)      Annualized.

* Date of commencement of operations
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              CLS AdvisorOne Funds

                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


The CLS AdvisorOne Funds (the "Trust") was organized as a Massachusetts business trust on March 3, 1997 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of The Amerigo Fund and The Clermont Fund (individually, a "Fund"; collectively, the "Funds") which are two separate diversified, no-load series with different investment objectives. Each Fund commenced operations July 14, 1997. Prior to the commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial shares of beneficial interest. The Amerigo Fund's investment objective is capital appreciation and long-term growth of capital without regard to current income. The Clermont Fund's investment objective is growth of capital and a reasonable level of current income.

1. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

SECURITY VALUATION: Each Fund seeks to achieve its investment objective by investing in a portfolio of open-end or closed-end investment companies (the "underlying funds"). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market values (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established by the board of directors of the underlying funds. Other assets of each Fund are valued at their current market value if quotations are readily available. Otherwise, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurance that the market discount on shares of any closed-end investment company purchased by a Fund will decrease. Similarly, there can be no assurance that the market premium on shares of any closed-end investment company purchased by a Fund will not decrease.

FOREIGN SECURITIES: An underlying fund may invest its assets in securities of foreign issuers. Investment in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include political and economic developments, including the possible expropriation of assets, confiscatory taxation, imposition of exchange controls or other foreign governmental laws and restrictions. In addition, there may be less publicly available information about foreign issuers than is available about domestic issuers, and the value of the underlying funds' foreign securities may be adversely affected by fluctuations in exchange rates between foreign currencies and the U.S. dollar. Interest and dividend income from foreign sources received by an underlying fund may be subject to foreign taxes.

                              CLS AdvisorOne Funds

                          NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1998


LOANS OF PORTFOLIO SECURITIES: A Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the loaned securities; (2) the Fund may at any time call the loan and obtain the return of the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. As of April 30, 1998, the Funds had no outstanding loans of securities.

REPURCHASE AGREEMENTS: Repurchase agreements are transactions in which the Funds purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Funds may invest in repurchase agreements with institutions believed by Clarke Lanzen Skalla Investment Firm, Inc. to present minimal credit risk. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

SECURITY TRANSACTIONS: The Funds record purchases and sales of investments on the trade date. The Funds calculate realized gains and losses from sales of investments on the first-in first-out basis. The Funds recognize interest income on the accrual basis and record dividend income on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-dividend date. On a quarterly basis, the Funds declare and pay dividends from net investment income, if any. On an annual basis, the Funds declare and pay net capital gain dividends, if any. Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to expiring capital losses carried forward and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with provisions of the Internal Revenue Code available to investment companies. Each Fund will distribute its taxable income to its shareholders sufficient to relieve it from all Federal income taxes and excise taxes. Therefore, neither Fund recognized a provision for Federal income taxes or excise taxes for the period ended April 30, 1998.

OTHER: Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis.

2. RELATED PARTY TRANSACTIONS: Each Fund has retained Clarke Lanzen Skalla Investment Firm, Inc. (the "Manager") as investment advisor pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund's investment policies and restrictions. Certain officers and directors of the Fund are also officers and directors of the Manager. The Manager earns an annual fee from each Fund at the rate of 1.00% of each Fund's average daily net assets.

The Manager presently intends to waive management fees or reimburse each Fund through an expense reimbursement to the extent necessary to keep total expenses of each Fund at or below 1.15% of average daily net assets. The Manager may change this policy at any time without notice to shareholders. Pursuant to such intentions, the Manager reimbursed The Amerigo Fund and The Clermont Fund $102,771 and $101,142, respectively, for the period from July 14, 1997 (commencement of operations) through April 30, 1998. To the extent the Funds do not increase net assets, the Funds are reliant on the ability of the advisor to continue to provide fee waivers and reimbursements. The advisor is dependent upon achieving its own financial goals, including targeted increases in the Funds' net assets through net sales of fund shares, in order to provide such support to the funds.

In addition to the aforementioned reimbursements, Mutual Funds Services Co., the Funds Administrator, Accountant, and Shareholder Servicing Dividend and Transfer Agent voluntarily agreed to waive its fees for the period from the commencement of operations through July 31, 1997.

3. INVESTMENT TRANSACTIONS: For the period from July 14, 1997 (commencement of operations) through April 30, 1998, purchases and sales of portfolio securities (excluding short-term securities) were as follows:

                                    The Amerigo Fund      The Clermont Fund

Purchases                             $7,146,619              $4,735,852
Sales                                   $605,436                $635,098

Cost of investments for financial reporting purposes differs from cost basis for Federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of Federal income tax reporting purposes. As of April 30, 1998, the gross unrealized appreciation and depreciation of investments and the aggregate cost basis of investments for Federal income tax purposes was as follows:

                                    The Amerigo Fund     The Clermont Fund

Gross unrealized appreciation           $726,248               $280,832
Gross unrealized depreciation            (15,005)               (15,917)
                                    -----------------     -----------------
Net unrealized appreciation             $711,243               $264,915
                                    -----------------     -----------------
Aggregate cost basis                  $6,706,932             $4,044,280

4. SHARES OF BENEFICIAL INTEREST: The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest ("shares") in each of the Trust's existing Funds and to create additional Funds. Each Fund issues its own series of shares. All shares have a par value of $0.10 per share, are fully-paid, non-assessable and fully-transferable when issued. All shares are issued as full or fractional shares. A fraction of a share has the same rights and privileges as a full share. Each full or fractional share has a proportionate vote. On issues affecting the Trust as a whole, all shares of the Trust vote together as one series. On issues affecting a particular Fund, only its shares vote.

Independent Auditors' Report

The Shareholders and Board of Trustees of The CLS AdvisorOne Funds:

We have audited the accompanying statements of assets and liabilities of The CLS AdvisorOne Funds-- The Amerigo Fund and The Clermont Fund including the portfolios of investments, as of April 30, 1998, and the related statements of operations, statements of changes in net assets and the financial highlights for the period from July 14, 1997 (date of commencement of operations) through April 30, 1998. These financial statements and the financial highlights are the responsibility of The CLS AdvisorOne Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of April 30, 1998, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The CLS AdvisorOne Funds at April 30, 1998, the results of their operations, the changes in their net assets and the financial highlights for the period from July 14, 1997 through April 30, 1998, in conformity with generally accepted accounting principles.

                                                    KPMG PEAT MARWICK LLP

Columbus, Ohio
May 22, 1998

                      (This page intentionally left blank)

CLS AdvisorOne Funds
THE AMERIGO FUND
THE CLERMONT FUND
14747 California Street
Omaha, NE 68154-1979
800-635-3427
402-493-3313

INVESTMENT ADVISOR
Clarke Lanzen Skalla Investment Firm, Inc.

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinatti, OH 45202

TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-808-3829
614-760-2158 (in Central Ohio)

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C.  20030

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH  43215

                            The CLS AdvisorOne Funds

              The Amerigo Fund          o         The Clermont Fund



                                 1-800-635-3427




            For current net asset value prices of the CLS AdvisorOne
                          Funds, call 1-800-808-3829.

             Past performance is not a guarantee of future results.

This report is authorized for use when preceded or accompanied by a prospectus for the CLS AdvisorOne Funds. Read it carefully before investing. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and subject to change. CLS AdvisorOne Funds, Omaha, NE 68154.




                   Clarke Lanzen Skalla Investment Firm, Inc.
                -----------------------------------------------
                             14747 California Street
                                 Omaha, NE 68154
                                 1-800-635-3427



               CLS AdvisorOne Funds ANNUAL REPORT, APRIL 30, 1998